Exhibit 10.8
TRADEMARK SECURITY AGREEMENT AND LICENSE
     This TRADEMARK SECURITY AGREEMENT AND LICENSE (hereinafter referred to as the “Agreement”) is made as of August 2, 2007 by MICROFINANCIAL INCORPORATED, a Massachusetts corporation (the “Obligor”), in favor of SOVEREIGN BANK, in its capacity as Agent (in such capacity, the “Agent”) for the Lenders under the Credit Agreement dated as of the date hereof among TimePayment Corp., a Delaware corporation (the “Borrower”), the Agent and the Lenders named therein (the “Credit Agreement”). Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as defined in the Credit Agreement
WITNESSETH:
     WHEREAS, the Borrower, the Agent, the Lenders are parties to a Credit Agreement, dated as of even date herewith (as amended, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower is a wholly owned subsidiary of the Obligor, and the Borrower and the Obligor will benefit, directly or indirectly, from the extensions of credit to be made under the Credit Agreement;
     WHEREAS, the Borrower has entered into a Security Agreement, of even date herewith, with the Agent (as the same may be amended, modified, supplemented, or restated from time to time, the “Security Agreement”), pursuant to which the Borrower has granted to the Agent for the benefit of the Agent and the Lenders, a security interest in certain TM Collateral (as hereafter defined) of the Borrower and has agreed to execute and cause to be filed further documents required to be recorded or filed, in order to perfect and maintain the security interests granted under the Security Agreement;
     WHEREAS, in order to induce the Agent and the Lenders to enter into the Credit Agreement, the Borrower has also agreed to grant a security interest in and collaterally assign the TM Collateral to secure the Borrower’s obligations under the Loan Documents, including, without limitation, its obligations under the Notes issued by the Borrower pursuant to the Credit Agreement and to place in the public record of the Patent and Trademark Office (as defined below) the security interest granted hereunder; and
     WHEREAS, the Borrower wishes to grant the Agent for the benefit of the Lenders, a non-exclusive license in and to all of its trademarks, including, without limitation, all unregistered trademarks of the Borrower; provided, however, that, unless an Event of Default has occurred and is continuing, the foregoing license shall not be exercised and shall be effective only to the extent necessary to perfect the Agent’s security interest in the TM Collateral under applicable law.
     NOW THEREFORE, for good and valuable consideration, and to secure the payment and performance of all the Secured Obligations (as defined below), the parties hereto agree as follows:

     Section 1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Credit Agreement. The following additional terms, as used herein, shall have the following respective meanings:
     “Business Judgment Exception” shall have the meaning set forth in Section 4 below.
     “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever (including without limitation, any exclusive license, shop right or covenant by the Borrower not to sue third Persons).
     “Patent and Trademark Office” means the United States Patent and Trademark Office.
     “Permitted Lien” means any Lien that is a Permitted Encumbrance under the Credit Agreement.
     “Secured Obligations” means all Obligations of the Borrower under or in respect of the Credit Agreement and all other Loan Documents, including the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a)), of all obligations and liabilities of every nature of the Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and all other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party or any Lender as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the “Underlying Debt”), and all obligations of every nature of the Borrower now or hereafter existing under this Agreement.
     “Trademark License” means any agreement, whether written or oral, providing for the grant by the Borrower to any Person or Persons of any right to use any Trademark, including, without limitation, the Trademarks described in Schedule I hereto.
     “Trademarks” means all of the following to the extent owned by the Borrower:
all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described Schedule I hereto, and all reissues, extensions or renewals thereof.
     Section 2. Grant of Security Interest. In furtherance and as confirmation of the security interests granted by the Borrower under the Security Agreement and in order to secure the prompt and complete payment and performance of all the Secured Obligations, together with any and all reasonable expenses which may be incurred by the Agent or the Lenders in collecting any or all of such Secured Obligations or enforcing any rights, obligations or liabilities under this Agreement, the Borrower hereby grants a security interest to the Agent, for the benefit of the Lenders, in (including, without limitation, a collateral assignment and pledge of) all of the Borrower’s present and future right, title and interest in and to the following whether presently existing or hereafter arising or acquired (collectively, the “TM Collateral”):
     (a) all registered or unregistered Trademarks of the Borrower and, where applicable, the federal registrations thereof, including, without limitation, the federal registrations listed on Schedule I attached hereto (the “Registered Trademarks”);
     (b) the Borrower’s rights under any licenses that the Borrower has granted, or will in the future grant, to any Person or Persons with respect to the Trademarks (the “Trademark Licenses”);
     (c) all of the goodwill of the business connected with the use of, and symbolized by, each Trademark and Trademark License;
     (d) all products and proceeds of each Trademark and Trademark License, including, without limitation, any claim by the Borrower against third parties for past, present or future infringement or dilution of any Trademark, including, without limitation, the Registered Trademarks, and any Trademark licensed under any Trademark License, or for injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License;
     (e) all causes of action, claims and warranties now or hereafter owned or acquired by the Borrower in respect of any of the items listed above; and
     (f) all proceeds of any of the items described in clauses (a) through (e).
Each of the Lenders shall be deemed to hold a security interest, proportionate to such Lender’s Commitment, in the TM Collateral.
Notwithstanding the Security Agreement, the collateral assignment and the pledge to the Agent, Borrower may continue to own, use and license the TM Collateral. Furthermore, notwithstanding anything in this Agreement, the “TM Collateral” described in this Agreement shall not include any Trademark Licenses to the extent that the granting of a security interest therein would constitute a breach thereof or is prohibited thereby and such prohibition is not ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of Article 9 of the Uniform Commercial Code, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the U.S. Bankruptcy Code) or principles of equity; provided that (x) all accounts and payment intangibles arising under such Trademark Licenses contracts shall be included in the TM Collateral and (y) the TM Collateral shall include all payments and other property received or receivable in connection with any sale or other disposition of such Trademark Licenses; provided further that the foregoing exclusions shall not apply if such prohibition has been waived or such other Person has otherwise consented to the creation hereunder of a security interest in such Trademark Licenses; and provided further that immediately upon the ineffectiveness, lapse or termination of any such prohibition, the Agent shall be deemed to have granted a security interest in all its rights, title and interests in and to Trademark Licenses, as if such prohibition had never been in effect.
     Section 3. Representations and Warranties. As an inducement to the Agent to enter into this Agreement, the Borrower makes the following representations and warranties:
     (a) Schedule I sets forth a complete and correct list of all Trademarks and Trademark Licenses in which the Borrower has any right, title or interest; said Trademarks are valid, subsisting, unexpired and in full force and effect, have not been adjudged invalid or unenforceable, in whole or in part, and have not been abandoned; to the best of the Borrower’s knowledge no holding, decision or judgment has been rendered by any governmental authorities which would be reasonably likely to limit, cancel or question the validity of any Trademark.
     (b) The Borrower is the sole beneficial owner of the Registered Trademarks, and is the owner of or duly licensed to use or license any of the Trademarks, and, except for Permitted Liens, no Lien exists or will exist upon any Registered Trademark at any time except for the collateral assignment thereof in favor of the Agent provided for herein, which collateral assignment and security interest constitutes a first priority perfected security interest in all of the Registered Trademarks.
     (c) Except pursuant to Trademark Licenses entered into by the Borrower in the ordinary course of business, the Borrower owns and possesses the exclusive right to use, and has done nothing to authorize or enable any other Person to use, the Trademarks, including the Registered Trademarks listed on Schedule I.
     (d) Except as otherwise disclosed in Exhibit C to the Credit Agreement, to the best of the Borrower’s knowledge, there is no infringement by others of any right of the Borrower with respect to any Trademark that would reasonably be expected to have a Material Adverse Effect, the Borrower is not infringing in any respect upon any trademark of any other Person, and no proceedings have been instituted or are pending against the Borrower or threatened, alleging any such violation, which proceedings would reasonably be expected to have a Material Adverse Effect.
     (e) All applications pertaining to the Trademarks have been duly and properly filed, and all registrations or letters pertaining to such Trademarks have been properly filed and issued.

     Section 4. Defense of TM Collateral, Etc. The Borrower agrees that it will at its expense, at the Agent’s request, defend the TM Collateral from any and all claims and demands of any other Person; provided, however, nothing herein shall prevent the Borrower in the exercise of its reasonable business judgment from determining that it is in the best interest of the Borrower to abandon any item of TM Collateral or to refrain from defending any item of TM Collateral against such claims or demands (the foregoing prerogative of the Borrower being sometimes referred to herein as the “Business Judgment Exception”). The Borrower hereby agrees to pay, indemnify, and hold the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses of disbursements or any kind or nature whatsoever with respect to the TM Collateral, including, without limitation, claims of trademark infringement to the extent such claims arise prior to the Agent’s exercising a right of control over the TM Collateral pursuant hereto, provided that the Borrower shall have no obligation hereunder with respect to such indemnification arising from the Agent’s gross negligence or willful misconduct.
     Section 5. Continued Use of Trademarks, Etc.
     (a) During the term of this Agreement, the Borrower shall (i) employ standards of quality consistent with past practices in its manufacture of products and delivery of services sold or provided under the Trademarks (and shall do any and all acts reasonably required by the Agent to ensure the Borrower’s compliance with such standards), (ii) employ the appropriate notice of such Trademarks in connection with its use of such Trademarks, (iii) subject, in each case, to the Business Judgment Exception, use each Trademark in such a manner as to maintain such Trademark in full force and effect free from any claim or abandonment for non-use and (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent shall obtain a perfected security interest in such mark pursuant to this Agreement. The Borrower hereby grants to the Agent and its employees and agents the right to visit the Borrower’s facilities which manufacture, inspect or store products or which provide services sold under any of the Trademarks, and to inspect the products or monitor the services and quality control records relating thereto upon reasonable notice and at reasonable times during regular business hours. The Borrower confirms its commitment to take any and all actions reasonable required by the Agent to ensure the maintenance of quality standards consistent with past practices for such products and services.
     (b) Subject to the Business Judgment Exception, the Borrower agrees as follows: (i) the Borrower shall use its best efforts to maintain the registration of the Registered Trademarks listed on Schedule I hereto in full force and effect and use best efforts to obtain registrations for Trademarks that are the subject of pending trademark applications by taking any action which it believes necessary, through attorneys of its choice, all at its expense and (ii) in the event that any Trademark is infringed by a third party which may have a Material Adverse Effect or if such infringement gives rise to litigation or to the filing of a claim or notice of opposition with the Trademark Office which may have a Material Adverse Effect, the Borrower shall promptly notify the Agent and shall take such actions as may be reasonably required to terminate such infringement. Any damages recovered from the infringing party shall be deemed to be part of the TM Collateral.

     (c) The Borrower shall promptly notify the Agent if it knows, or has reason to know, that any application or registration relating to any Trademark may become abandoned or of any adverse determination or development of any foreign or domestic governmental agency, court or body regarding the Borrower’s ownership of any Trademark or its right to register the same or to keep and maintain the same.
     Section 6. No Assignments, Etc. The Borrower shall not, except as otherwise permitted by the Credit Agreement, grant, create or permit to exist any Lien upon the TM Collateral in favor of any other Person, or assign this Agreement or any rights in the TM Collateral or the material protected thereby without, in either case, the prior written approval of the Agent and such attempted Lien or assignment shall be void ab initio.
     Section 7. Continuing Liability. The Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, it shall remain liable under any Trademark License, interest or obligation with respect to which the Agent has been granted a security interest pursuant to Section 2 hereof to observe and perform all the conditions and obligations to be observed and performed by the Borrower thereunder, all in accordance with and pursuant to the terms and provisions thereof. The Agent shall not have any obligation or liability under any such Trademark License, interest or obligation by reason of or arising out of this Agreement or the conditional assignment thereof, or the grant of a security interest therein, to the Agent or the receipt by the Agent of any payment relating to any such Trademark License, interest or obligation pursuant hereto, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Trademark License, interest or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
     Section 8. New Trademarks. If, before the Obligations shall have been paid in full and the Commitments of all of the Lenders terminated, the Borrower, either by itself or through an agent, employee, licensee or designee, shall develop or obtain rights to any new Trademarks, the Borrower shall give to the Agent prompt notice thereof in writing hereof, and shall, where such Trademarks are subject to federal registration, execute and deliver, and file with the Patent and Trademark Office, an IP Security Agreement Supplement amending Schedule I hereto to include such new Trademark thereon. Notwithstanding the foregoing, the Borrower hereby irrevocably appoints the Agent its true and lawful attorney (such appointment coupled with an interest), with full power of substitution, to execute an amendment of this Agreement on behalf of the Borrower amending Schedule I hereto to include such new Trademark.
     Section 9. Retention of Rights. Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have exercised its remedies hereunder, but subject to the terms and conditions of this Agreement, the Borrower shall retain the legal and equitable title to the TM Collateral and shall have full right to use the TM Collateral in the ordinary course of its business.
     Section 10. Remedies.

     (a) If an Event of Default under the Credit Agreement has occurred and is continuing, the Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and any other Loan Document, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Borrower expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except to such extent as notice may be required by applicable law with respect to the time or place of any public or private sale and except as otherwise provided in the Loan Documents) to or upon the Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the TM Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said TM Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the TM Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived and released. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Agent arising out of the repossession, retention or sale of the TM Collateral.
     (b) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:
     (i) the Agent may license, or sublicense, whether on an exclusive or non-exclusive basis, any Trademark included in the TM Collateral throughout the world for such term or terms, on such conditions and in such manner as the Agent shall in its commercially reasonable discretion determine, the proceeds of such license or sublicense to be applied to the payment of the Secured Obligations;
     (ii) the Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Borrower in, to and under any Trademark Licenses and take or refrain from taking any action under any thereof; and the Borrower hereby releases the Agent from, and agrees to hold the Agent free and harmless from and against, any claims arising out of any lawful action so taken or omitted to be taken with respect thereto other than any claims arising by reason of its own gross negligence or willful misconduct; and
     (iii) upon request by the Agent, the Borrower will execute and deliver to the Agent a power of attorney, in addition to and supplemental to that set forth in Section 12 below, in form and substance reasonably satisfactory to the Agent, for the implementation of any lease, assignment, license, sublicense, a grant of option, sale or other disposition of a Trademark, provided, however, that in the event of any disposition pursuant to this Section 10 the Borrower shall supply its customer lists and other records relating to such Trademarks and to the distribution of said products and sale of such services, to the Agent.
     Section 11. Grant of License to Use TM Collateral. For the purposes (a) of perfecting the Agent‘s security interest in the TM Collateral and (b) of enabling the Agent to exercise rights and remedies under Section 10 hereof or under any other Loan Document, the Borrower hereby grants to the Agent, for the benefit of the Agent and the Lenders, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower), subject to any third-party rights, to use, assign, license or sublicense any of the TM Collateral, whether now owned or hereafter acquired by the Borrower, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof, provided, however, that, unless an Event of Default has occurred and is continuing, the foregoing license shall not be exercised and shall be effective only to the extent necessary to perfect the Agent‘s security interest in the TM Collateral under applicable law. The Agent shall have no duty as to the protection of TM Collateral or any income thereon, nor as to the preservation or rights against prior parties, nor as to the preservation of any rights pertaining thereto. The Agent may exercise its rights with respect to any portion of the TM Collateral without resorting or regard to other TM Collateral or sources of reimbursement for liability.
     Section 12. Power of Attorney. The Borrower hereby irrevocably appoints the Agent its true and lawful attorney (such appointment coupled with an interest), with full power of substitution, in the name of the Borrower, the Agent, or otherwise, for the sole use and benefit of the Agent, but at the Borrower’s expense, to exercise (to the extent permitted by law), at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the TM Collateral:
     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof;
     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;
     (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof;
     (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;
provided, however, that the Agent shall have no duty as to the protection of the TM Collateral or any income thereon, nor as to the preservation or rights against prior parties, nor as to the preservation of any rights pertaining thereto.
     Section 13. Further Assurances. The Borrower will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement, notice or other paper and take any other action that the Agent may from time to time reasonably determine to be necessary or desirable in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the TM Collateral or to enable the Agent to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the TM Collateral. At the request of the Agent, the Borrower will use commercially reasonable efforts to obtain the consent of any Person that is necessary or desirable to effect the pledge hereunder of any right, title, claims and benefits now owned or hereafter acquired by any Borrower in and to any TM Collateral. To the extent permitted by law, the Borrower hereby authorizes the Agent to execute, file and record notices, financing statements or continuation statements without the Borrower’s signature appearing thereon. The Borrower agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a notice or financing statement. The Borrower shall pay the reasonable costs of, or incidental to, any recording or filing of any notice or financing or continuation statements concerning the TM Collateral.
     Section 14. Notices. All notices under this Agreement shall be in writing, and shall be given and shall be effective in accordance with the Credit Agreement.
     Section 15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other Jurisdiction.
     Section 16. No Waiver; Cumulative Remedies. The Agent shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent, and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any other occasion. No failure to exercise nor any delay in exercising on the part of the Agent any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.
     Section 17. Waivers; Amendments. None of the terms and provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing executed by the parties hereto.
     Section 18. Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.
     Section 19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and shall inure to the benefit of the Agent and its successors and assigns, and nothing herein or in the Credit Agreement or any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Credit Agreement or any other Loan Document.
     Section 20. Governing Law; Consent to Jurisdiction, Etc. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER CONSENTS TO THE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN SUFFOLK COUNTY IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY SUIT TO ENFORCE THE RIGHTS OF THE LENDERS UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AND CONSENTS TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE BORROWER’S ADDRESS SET FORTH HEREIN. THE BORROWER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION AND IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     Section 21. Waiver of Jury Trial. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH EACH IS A PARTY BECAUSE OF, AMONG OTHER THINGS, THE BORROWER’S WAIVER AND CERTIFICATIONS CONTAINED HEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement and License to be executed and delivered by their duty authorized officers as of the date first set forth above.

MICROFINANCIAL INCORPORATED
By:	/s/ Richard F. Latour
	Name:	Richard F. Latour
	Title:	President

SOVEREIGN BANK, as Agent
By:	/s/ Jeffrey G. Millman
	Name:	Jeffrey G. Millman
	Title:	Senior Vice President

[SIGNATURE PAGE TO MFI TRADEMARK SECURITY AGREEMENT]

SCHEDULE I
INTELLECTUAL PROPERTY MATTERS
[TO BE COMPLETED BY BORROWER]
TRADEMARKS (including registered and material unregistered trademarks, trade names and service marks, and all applications for any of the foregoing.)
CORPORATE NAMES
INTERNET DOMAIN NAMES